                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   DECEMBER 20, 2002


                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                 1-07155           13-2740040
     (State or Other Jurisdiction     (Commission        (IRS Employer
           of Incorporation)          File Number)      Identification No.)

  ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK              10577
    (Address of Principal Executive Offices)             (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                333-59287          36-2467635
     (State or Other Jurisdiction     (Commission       (IRS Employer
           of Incorporation)          File Number)      Identification No.)

  ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK              10577
    (Address of Principal Executive Offices)             (Zip Code)

Registrants' telephone number, including area code:  (914) 933-6400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of December 19, 2002, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

ITEM     5. OTHER EVENTS.

         R.H. Donnelley Corporation and R.H. Donnelley Inc. are filing herewith a Second Supplemental Indenture, dated as of December 20, 2002, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc., R.H. Donnelley Acquisitions, Inc., R.H. Donnelley APIL, Inc., R.H. Donnelley CD, Inc., Get Digital Smart.com, Inc., R.H. Donnelley Acquisitions II, Inc. and The Bank of New York, as trustee, as exhibit 4.1 hereto.

ITEM     7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit
         Number   Description
         ------   -----------
         4.1      Second Supplemental Indenture, dated as of December 20, 2002, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc.,
                  R.H. Donnelley Acquisitions, Inc., R.H. Donnelley APIL, Inc.,
                  R.H. Donnelley CD, Inc., Get Digital Smart.com, Inc., R.H.
                  Donnelley Acquisitions II, Inc. and The Bank of New York, as
                  trustee.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        R.H. DONNELLEY CORPORATION

                                        By:          /s/ Robert J. Bush
                                              ----------------------------------
                                              Name:  Robert J. Bush
                                              Title: Vice President and General
                                                        Counsel


                                        R.H. DONNELLEY INC.

                                        By:   /s/ Robert J. Bush
                                              ----------------------------------
                                              Name:  Robert J. Bush
                                              Title: Vice President and General
                                                      Counsel

Date:  December 20, 2002

                                  EXHIBIT INDEX

         Exhibit
         Number   Description
         -------  -----------
         4.1      Second Supplemental Indenture, dated as of December 20, 2002, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc.,
                  R.H. Donnelley Acquisitions, Inc., R.H. Donnelley APIL, Inc.,
                  R.H. Donnelley CD, Inc., Get Digital Smart.com, Inc., R.H.
                  Donnelley Acquisitions II, Inc. and The Bank of New York, as
                  trustee.

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